Exhibit 31.4

CERTIFICATION BY THE

CHIEF FINANCIAL OFFICER PURSUANT TO

17 CFR 240.13a-14(a)

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas D. Donohue, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K for the year ended May 2, 2020 of Barnes & Noble Education, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 31, 2020

By:	/s/ Thomas D. Donohue
Thomas D. Donohue Executive Vice President, Chief Financial Officer Barnes & Noble Education, Inc.